Sidoti Small Cap Conference September 18, 2024 Jennifer Slater President and CEO  Dennis Bowe Vice President and Chief Financial Officer www.strattec.com Nasdaq: STRT Exhibit 99.1

Certain statements contained in these slides contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward-looking words or phrases such as “anticipate,” “believe,” “could,” “expect,” “intend,” “may,” “planned,” “potential,” “should,” “will,” and “would.” Such forward-looking statements in this release are inherently subject to many uncertainties in the Company’s operations and business environment. These uncertainties include general economic conditions, in particular, relating to the automotive industry, consumer demand for the Company’s and its customers’ products, competitive and technological developments, customer purchasing actions, changes in warranty provisions and customer product recall policies, work stoppages at the Company or at the location of its key customers as a result of labor disputes, foreign currency fluctuations, uncertainties stemming from U.S. trade policies, tariffs and reactions to same from foreign countries, the volume and scope of product returns, adverse business and operational issues resulting from the continuing effects of the coronavirus (COVID-19) pandemic, matters adversely impacting the timing and availability of component parts and raw materials needed for the production of our products and the products of our customers and fluctuations in our costs of operation (including fluctuations in the cost of raw materials). Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are only made as of the date of this press release and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances occurring after the date of this release. In addition, such uncertainties and other operational matters are discussed further in the Company’s quarterly and annual filings with the Securities and Exchange Commission. This presentation will discuss some non-GAAP financial measures, which the Company believes are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results prepared in accordance with GAAP.  The Company has provided reconciliations of comparable GAAP to non-GAAP measures. Safe Harbor Statement

A market leader of a comprehensive range of "Smart" Vehicle Power Access and Electronic and Security Solutions, serving the global automotive industry Nasdaq: STRT Founded: 1908 Public: 1995 Employees: 3,365 Headquarters: Milwaukee, WI Facilities: 7 Key Concepts Market Capitalization: $154M Recent Closing Price: $37.64 52 week Low-High: $20.87-$39.89 Shares Outstanding: 4.1M Institutional Ownership: 66% Insider Ownership: 7% Note: Market data as of September 13, 2024; Employee count as of June 30, 2024; Ownership as of recent filings [Source: S&P Capital IQ]

Refreshed Board, improved governance, new CEO and defining what the future can become Shaping the Future: Key Recent Changes June 2023 VAST Equity Restructuring Oct 2023 Refreshed Board: Bruce M. Lisman and F. Jack Liebau, Jr. added as directors Jan 2024 F. Jack Liebau, Jr. appointed Chair of the Board Initiated governance improvements July 2024 Jennifer Slater named new CEO Aug 2024 Board adopted proxy access provisions in amended by-laws Oct 2024: Proposals for Annual Meeting: Further board refreshment Governance improvements (declassify the Board) Stock ownership guidelines Director performance evaluations Updated charters Compensation alignment Shareholder engagement

Reasons for joining STRT Excellent Board leadership and strengthened governance Untapped potential provides opportunities to drive growth and earnings power Strong balance sheet Strong legacy in the automotive industry Solid business with reputation of innovation and strong market positions with broad customer base What I found Inadequate management operating system Lack of predictability in operating and financial performance Siloed organization Antiquated and disparate information technology systems Need to develop strategy to drive sustainable growth The First 100 days: Listen, Learn, Lead

Develop a culture of accountability and predictable performance Focus on high value, sustainable products Continue to optimize our cost structure Define key competencies to drive future growth organically Prioritize resources to sustain the future growth of the business Develop strategic plan to transform the business Setting the Course for the Future Near-term Priorities and Opportunities:

STRT Today Core Capabilities Design and Engineering Injection Molding Zinc Die Cast Stamping Plating Assembly Milwaukee, WI STRATTEC Headquarters Manufacturing Engineering Testing Auburn Hills, MI STRATTEC Power Access HQ STRATTEC Sales Office Engineering Program Management Mexico Operations, Juarez, Mexico Engineering Assembly Testing ADAC STRATTEC de Mexico Injection Molding Door Handle Mfg and Painting Global Reach Cooperating partner via Equity Restructuring Agreement: 2023 Vehicle Access Systems Technology FY 2024 Sales: $537.8 million

Broad Product Portfolio

Three Core Platform Solutions

Security & Authorization


RF-Hub
FOBs
KIN
LF Antennas

Passive Entry Passive Start Systems

Locksets & Steering Column Locks



Key Fobs & Start Stop Buttons



Phone as a Key (PAAK) Security System



Vehicle Access



Power Access Solutions

Tailgates and liftgate

Sliding and swing doors

Decklid and frunk

Latches

Tailgates and liftgate

Hood and frunk

Seat back





Power Access Components

User Interface Controls

Steering Wheel Switches





Electronic Shifter Modules

Transmission Paddle Shifters



STRATTEC™ 9

Financial Highlights www.strattec.com

Q4 FY24 $6.9 million of price increases to major OEM customers $3.9 million, or 3% increase, associated with the launch of new product programs Other Price Increases by Quarter (includes one time and ongoing) Q1 FY24: +$10.8 million, incl. $8.0 million one time Q2 FY24: +$8.1 million, incl. $1.6 million one time Q3 FY24: +7.0 million FY 2024 Revenue up $44.8 million $23 million in price increases helped offset impact of inflation $9.7 million in retroactive pricing to address cost increases from prior years Remaining $12.2 million increase included launch of new customer programs, higher volumes on customer Pricing and New Products Delivered Sales Growth Sales by Quarter Sales by Year ($ in millions; narrative compared with prior-year period unless otherwise noted)

Q4 FY24 $6.3 million, or 370 bps, improvement Price improvement Higher volume Lower raw material costs Offsets included increases related to: $2.1 million in Mexico for wages (mandatory increase) $1.7 million incentive comp $1.1 million in warranty costs $1.0 million in freight for new programs $0.7 million FX FY 2024 $23.3 million increase, or 360 bps expansion Higher sales volume and pricing 130 bps related to $9.7 million in one-time retroactive pricing after factoring in $1.7 million of higher prices paid to suppliers More than offset labor inflation, higher warranty costs and FX headwinds Gross Profit and Margin Quarters Years ($ in millions; narrative compared with prior-year period unless otherwise noted)

Q4 FY24 ES&A as % of sales improved 220 bps to 6.2% of sales Includes benefit of $3.2 million in incremental non-recurring engineering (“NRE”) reimbursement related to large project Offset by $1.1 million increasing annual incentive bonus plan FY 2024 Improved $0.5 million $3.2 million incremental NRE reimbursement helped to offset: $1.9 million in incentive compensation vs. nothing in prior year $1.0 million for CEO transition Engineering, Selling & Admin Expenses (ES&A) Quarters Years ($ in millions; narrative compared with prior-year period unless otherwise noted)

$1.79 ($1.70) $4.07 Net Income and EPS Quarters Years ($ in millions except earnings per share data; narrative compared with prior-year period unless otherwise noted) ($0.69) $1.05 $0.26 $0.37 $2.39 Earnings per Share - Diluted Earnings per Share - Diluted Q4 FY24 Incremental non-recurring engineering reimbursement provided $2.5 million after tax, or $0.62 per diluted share for the quarter and the year FX gains results in Other income of $2.0 million compared with $1.1 million loss in prior year FY 2024 One time pricing and non-recurring engineering reimbursement benefits contributed $7.7 million, or $1.92 per diluted share FY24 effective tax rate of 18.7%

Financial flexibility $25.4 million in cash $40 million revolver with no borrowings $13 million on JV revolver at ~6.8% in 2024 (ADAC-STRATTEC) $2.2 million increase in operating cash flow Improved operating performance Lower net working capital FY 2025 CapEx expectations ~$15 million Supports new product programs and general equipment maintenance Strong Balance Sheet with Improved Cash Flow Capitalization   June 30, 2024 July 2, 2023 Cash and cash equivalents $ 25.4 $ 20.6 Total debt 13.0 13.0 Stockholders’ equity 225.6 211.0 Total capitalization $ 238.6 $ 224.0 Debt / total capitalization 5.4% 5.8% Twelve Months Ended June 30, 2024 July 2, 2023 Net cash provided by operating activities $ 12.3 $ 10.1 CapEx (9.8) (17.4) Free cash flow (FCF)(1) $ 2.5 $ (7.3) Free cash flow is a non-GAAP metric defined as cash flow from operations less capital expenditures (CapEx). ($ in millions; narrative compared with prior-year period unless otherwise noted)

Strengthened governance and leadership focused on modernizing operations, upgrading IT systems and developing a strategy to drive growth Solid business with reputation of innovation and strong market positions with broad customer base Relevant engineered technologies designed into several leading vehicle models creating solution stickiness with customers Strong balance sheet to support investment Untapped potential provides opportunity to improve position and deliver sustainable, profitable growth STRATTEC Investment Rationale

Sidoti Small Cap Conference September 18, 2024 www.strattec.com Nasdaq: STRT Investor Relations Contact: Deborah K. Pawlowski, Kei Advisors | An Alliance Advisors Company 716-843-3908 dpawlowski@keiadvisors.com

Leadership Team Jennifer L. Slater President and Chief Executive Officer Dennis P. Bowe Vice President Chief Financial Officer Rolando J. Guillot Senior Vice President Chief Operations Officers Richard P. Messina Vice President Chief Technology Officer

Customers OEM Manufacturers - Passenger Vehicles OEM Manufacturers - Commercial Vehicles Tier 1 System Suppliers